Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) is made as of this 22nd day of January, 2015, by and among HANDY & HARMAN GROUP LTD., a Delaware corporation (the “Borrower”), each of the each of the EXISTING GUARANTORS listed on the signature pages hereto (each, an “Existing Guarantor” and collectively, the “Existing Guarantors”), each of the JOINING GUARANTORS named on the signature pages hereto and further defined below (“Joining Guarantors” and together with Existing Guarantors, the “Guarantors” and each is individually referred to herein as a “Guarantor”, and together with the Borrower, the “Loan Parties” and each is individually referred to herein as a “Loan Party”), the financial institutions from time to time party to the Credit Agreement (defined below) as lenders (collectively, the “Lenders” and each is individually referred to as a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (PNC, in such capacity, the “Administrative Agent”) and in its capacity as a Lender.

BACKGROUND

A.           On August 29, 2014, Borrower, Existing Guarantors, Lenders and Administrative Agent entered into an Amended and Restated Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”).  The Credit Agreement and all other documents executed in connection therewith are collectively referred to herein as the “Existing Financing Agreements.”  All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.           The Loan Parties have informed Administrative Agent and Lenders that the Parent intends to pursue the acquisition of 100% of the outstanding shares of JPS Industries, Inc. (the “Target Company”), a company of which Steel Partners Holdings L.P., the owner of 66.1% of Parent, owns an approximate 38.7% interest in accordance with the terms of the tender offer described below (the “Share Purchase”).  The Loan Parties intend to consummate the Share Purchase in the following manner: (i) Borrower has formed two Subsidiaries, HNH Group Acquisition LLC, a Delaware limited liability company (“HNH Group Acquisition”) and HNH Acquisition LLC, a Delaware limited liability company (“HNH Acquisition”, and sometimes referred to collectively with HNH Group Acquisition herein as the “Joining Guarantors”), each of which is, pursuant to Section 8.1.11(ii) of the Credit Agreement, joining as a Guarantor under the Credit Agreement and other Existing Financing Agreements, (ii) HNH Group Acquisition will make a tender offer for the shares of the Target Company on or about January 23, 2015 (“Tender Offer”), (iii) Parent will contribute certain of its own issued shares to HNH Group Acquisition, (iv) as part of the Tender Offer, Steel Partners Holdings L.P. will exchange all of the shares it owns in the Target Company with HNH Group Acquisition for the shares of Parent which had been contributed to HNH Group Acquisition, (v) subsequent thereto, Target Company, through a reverse merger, will take all action to effect a merger with and into HNH Group Acquisition with Target Company being the surviving entity (“Target Merger”), (vi) Target Company will then merge with and into HNH Acquisition, and (vii) Borrower will ultimately own 100% of HNH Acquisition and HNH Acquisition will remain as a Guarantor under the Existing Financing Agreements (collectively, the “JPS Transaction”).

C.           Borrower has informed Administrative Agent that all of the conditions of a Permitted Acquisition (including, without limitation, the Specified Transaction Requirements, as modified herein) other than that the initial Share Purchase corresponding to the Tender Offer may result in Target Company not being a wholly-owned Subsidiary of Borrower, will have been satisfied both prior to and upon completion of the JPS Transaction.

D.           Contemporaneous herewith, each Joining Guarantor is joining and becoming a Guarantor under the Credit Agreement and the other Existing Financing Agreements pursuant to a certain Guarantor Joinder and Assumption Agreement dated of even date herewith, the form of which is attached hereto as Exhibit A.

E.           The Loan Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend certain terms and provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.            Consent.

(a)           In reliance upon the documentation and information provided to Administrative Agent, and notwithstanding anything to the contrary contained in Section 2.8 [Use of Revolving Credit Loan Proceeds], Section 8.2.4 [Loans and Investments], or Section 8.2.6 [Liquidations, Mergers, Consolidations, Amalgamations, Acquisitions] of the Credit Agreement, respectively, upon the Effective Date of this Amendment and subject to the terms hereof, Administrative Agent and Lenders hereby consent to the JPS Transaction, and each such Section shall be deemed amended to allow for the use of the proceeds of the Revolving Credit Loans in an amount not to exceed $71,000,000 (Section 2.8 [Use of Revolving Credit Loan Proceeds]), the Investment by HNH Group Acquisition of an amount not to exceed $71,000,000 in the Target Company (Section 8.2.4 [Loans and Investments]), and the Target Merger (Section 8.2.6 [Liquidations, Mergers, Consolidations, Amalgamations, Acquisitions]).  For the avoidance of doubt, it is condition of this Consent that the Target Merger constitutes a Permitted Acquisition and Borrower shall provide reasonable evidence that the conditions set forth in Section 8.2.6(v) of the Credit Agreement have been satisfied.

(b)           This consent shall be effective only as to the items set forth in the preceding paragraph.  This consent shall not be deemed to constitute a consent to the breach by Borrower of any covenants or agreements contained in any Existing Financing Agreement with respect to any other transaction or matter.  Borrower agrees that the consents set forth in the preceding paragraph (a) shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to, or any waiver or modification of, any other term or condition of any Existing Financing Agreement, or (ii) to prejudice any right or remedy that Administrative Agent or Lenders may now have or may in the future have under or in connection with any Existing Financing Agreement other than with respect to the matters for which the consent in the preceding paragraph (a) has been provided.  Other than as described in this Amendment, the consents described in the preceding paragraph (a) shall not alter, affect, release or prejudice in any way any Obligations under the Existing Financing Agreements.  This consent shall not be construed as establishing a course of conduct on the part of Administrative Agent or Lenders upon which the Borrower may rely at any time in the future. Borrower expressly waives any right to assert any claim to such effect at any time.

(c)           Notwithstanding the foregoing, in the event the JPS Transaction is not completed on or before June 30, 2015 (unless such date is extended by Administrative Agent in writing in its discretion) (the “Termination Date”), this consent shall cease to be effective on the day immediately following the Termination Date.

2.            Financial Covenants.

(a)           JPS Transaction.  Notwithstanding anything to the contrary contained in the Credit Agreement (i) at the time of consummating the initial steps of the JPS Transaction, (ii) after giving pro forma effect to such transaction, and (iii) upon actual completion of the JPS Transaction, the Leverage Ratio shall not exceed 3.00 to 1.00.

(b)           Calculation of Consolidated Adjusted EBITDA.   Notwithstanding anything to the contrary contained in the Credit Agreement, for the purpose of determining (i) Borrower’s compliance with Section 8.2.17 [Maximum Leverage Ratio], (ii) the Applicable Margin, and (iii) whether the Specified Transaction Requirements have been satisfied, to the extent the Tender Offer results in HNH Group Acquisition acquiring more than 50% but less than 100% of the shares of Target Company, the definition of Consolidated Adjusted EBITDA shall be deemed amended for the period commencing upon the initial acquisition of shares of the Target Company corresponding to the Tender Offer and ending on the date of the Target Merger, to permit Borrower to include the Consolidated EBITDA of Target Company based on the  most recent quarterly financial statements of Target Company as of the closing of the Tender Offer, based upon the pro rata portion of the ownership interest percentage actually acquired by HNH Group Acquisition through the initial phase of the Tender Offer; provided, however, that Borrower shall deliver, within sixty (60) days following the closing of the Tender Offer, a quality of earnings report in form and substance satisfactory to Administrative Agent and Required Lenders, and Administrative Agent and Required Lenders reserve the right to adjust any previous adjustments based upon such quality of earnings report.

3.             Schedules.  The following Schedules to the Credit Agreement shall be amended and restated in their entirety and replaced with the updated Schedules attached hereto as Exhibit B: Schedule 6.1.1 and Schedule 6.1.2.

4.             Representations and Warranties.  Each Loan Party hereby:

(a)           reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)           reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)           represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)           represents and warrants that since September 30, 2014, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment, or any related agreements, instruments, or documents contravenes any provisions of its Articles of Incorporation or Certificate of Formation, as applicable and Bylaws or Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f)           represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

5.            Security Interest.  As security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, the Loan Documents and the Existing Financing Agreements, the Borrower and each of the Existing Guarantors reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of PNC Bank, National Association, in its capacity as Collateral Agent (as defined in the Security Agreement), for its benefit and the ratable benefit of each Secured Party (as defined in the Security Agreement), upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located, and Joining Guarantors each hereby assign and grant in favor of PNC Bank, National Association, in its capacity as Collateral Agent, for its benefit and the ratable benefit of each Secured Party, a continuing first priority, perfected lien and security interest in and upon the Collateral (as defined in the Security Agreement) of each Joining Guarantor, whether now owned or hereafter acquired or arising and wherever located.

6.            Confirmation of Indebtedness.  Loan Parties confirm and acknowledge that as of the close of business on January 22, 2015, Borrower was indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $194,833,395.00, consisting of $191,800,000.00 on account of Revolving Credit Loans and $3,033,395.00 on account of Letters of Creedit, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

7.            Acknowledgment of Guarantors. Each Guarantor hereby covenants and agrees that the Continuing Agreement of Guaranty and Suretyship dated November 8, 2012, as amended, restated, reaffirmed, supplemented and otherwise modified from time to time, most recently by that certain Omnibus Reaffirmation and Ratification Agreement dated August 29, 2014 and the Guarantor Joinder and Assumption Agreement of even date herewith, shall remain in full force and effect and shall continue to cover the existing and future Obligations of Borrowers and each other Guarantor (including Joining Guarantors) to Administrative Agent and Lenders under the Credit Agreement and the other Loan Documents.

8.            Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Administrative Agent shall have received this Amendment duly executed by Required Lenders and all Loan Parties;

(b)           Administrative Agent shall have received the results of UCC, tax lien, and judgment searches against the Target Company and Joining Guarantors;

(c)           Administrative Agent shall have received a Guarantor Joinder and Assumption Agreement executed by each of the Joining Guarantors;

(d)           Administrative Agent shall have received the updated Schedules attached hereto as Exhibit B;

(e)           Administrative Agent shall have received a certificate certified by the secretary or manager of each Joining Guarantor, and an incumbency certificate for each Joining Guarantor identifying all authorized officers with specimen signatures, and authorizing resolutions of each Joining Guarantor authorizing the execution, delivery, and performance with respect to the terms of this Amendment and the Existing Financing Agreements;

(f)           Administrative Agent shall have received each Joining Guarantor’s state certified Certificate of Formation and each Joining Guarantor’s Operating Agreement, each certified by the manager of Joining Guarantor;

(g)           Administrative Agent shall have received in form and substance satisfactory to Administrative Agent, evidence that each Joining Guarantor was added as a named insured to Borrowers’ casualty insurance policies and liability insurance policies;

(h)           Administrative Agent shall have received, on behalf of the Required Lenders, an amendment fee equal to the greater of (x) $5,000 and (y) .025% of such Required Lender’s Revolving Credit Commitment, in immediately available funds, which fee shall be fully earned upon the date of this Amendment;

(i)           Administrative Agent shall have received a Fee Letter executed by Borrower;

(j)           Administrative Agent shall have received a perfection certificate supplement executed by each Joining Guarantor;

(k)           Administrative Agent shall have received a pledge agreement from Borrower pledging its interest in the Joining Guarantors and from the Joining Guarantors pledging all now owned or hereafter acquired Equity Interests in third party entities that either may own, including without limitation, as of the completion of the Tender Offer, all of their respective interests in Target Company;

(l)           After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing; and

(m)           Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof.

9.            Post Closing Items.  Administrative Agent shall receive the following items prior to or contemporaneously with the closing of the Tender Offer (except item (c) below which shall be received within 60 days following the Tender Offer and item (d) below which shall be received within 10 days following the Tender Offer) (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           An opinion from Borrowers’ counsel regarding the Joining Guarantors and that each step of the JPS Transaction is valid,  binding, enforceable, and complies with applicable laws, including with respect to the inapplicability or compliance with, Regulations U,T and X;

(b)           All agreements, documents, and instruments related to the JPS Transaction;

(c)           The quality of earnings report described in Section 2(b) above;

(d)           A perfection certificate supplement updated to reflect the acquisition of the Target Company; and

(e)           Execution and/or delivery of all other agreements, instruments and documents reasonably requested by Agent to effectuate and implement the terms hereof.

10.           Payment of Expenses.  Loan Parties shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

11.           Reaffirmation of Existing Financing Agreements.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

12.           Release.  As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the Existing Financing Agreements, other than any liability, damage, claim loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

13.           Miscellaneous.

(a)           No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)           The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)           The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)           This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic transmission shall bind the parties hereto.

 [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:	HANDY & HARMAN GROUP LTD.

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:
ARLON LLC
ARLON MED INTERNATIONAL LLC
BAIRNCO CORPORATION
460 WEST MAIN STREET HOLDING CORPORATION
EAST 74TH STREET HOLDINGS INC.
DANIEL RADIATOR CORPORATION
HANDY & HARMAN
HANDY & HARMAN AUTOMOTIVE
GROUP, INC.
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION
HANDY & HARMAN HOLDING CORPORATION
HANDY & HARMAN INTERNATIONAL, LTD.
HANDY & HARMAN OF CANADA, LIMITED
HANDY & HARMAN TUBE COMPANY, INC.
HANDYTUBE CORPORATION
INDIANA TUBE CORPORATION
KASCO CORPORATION
KASCO MEXICO LLC
LUCAS-MILHAUPT, INC.
LUCAS-MILHAUPT WARWICK LLC
MICRO-TUBE FABRICATORS, INC.
OCMUS, INC.
OMG, INC.
OMG ROOFING, INC.
OMNI TECHNOLOGIES CORPORATION OF DANVILLE
PAL-RATH REALTY, INC.
PAM FASTENING TECHNOLOGY, INC.

	By:	/s/ James F. McCabe, Jr.
		Name:	James F. McCabe, Jr
		Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ATLANTIC SERVICE COMPANY, LIMITED

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Treasurer

20 GRANT STREET NOMINEE TRUST THE 7 ORNE STREET NOMINEE TRUST THE 28 GRANT STREET NOMINEE TRUST

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Trustee

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JOINING GUARANTORS:	HNH GROUP ACQUISITION LLC

By: Handy & Harman Group Ltd., its sole member

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

HNH ACQUISITION LLC

By: Handy & Harman Group Ltd., its sole member

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Kirk M. Mader
Name:	Kirk M. Mader
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Douglas Moore
Name:	Douglas Moore
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PEOPLE’S UNITED BANK, N.A., as a Lender

By:	/s/ Stephanie Pierce
Name:	Stephanie Pierce
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Troy Jellerette
Name:	Troy Jellerette
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ Craig Kincade
Name:	Craig Kincade
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SANTANDER BANK, N.A., as a Lender

By:	/s/ Jason D. Hill
Name:	Jason D. Hill
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A., as a Lender

By:	/s/ Joseph C. Premont
Name:	Joseph C. Premont
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

Exhibit A

GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT is made as of January 22, 2015, by HNH Group Acquisition LLC, a Delaware limited liability company and HNH Acquisition LLC, a Delaware limited liability company (collectively and individually as the context may require, “New Guarantor”).

Background

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of August 29, 2014, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), by and among Handy & Harman Group Ltd., a Delaware corporation (the “Borrower”), each of the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”) and PNC Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”), (ii) the Continuing Agreement of Guaranty and Suretyship (Subsidiary), dated as of November 8, 2012 as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Guaranty”) of Guarantors given to the Agent as agent for the Lenders, (iii)  the Security Agreement, dated as of November 8, 2012 as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Security Agreement”) among the Loan Parties and the Agent as agent for the Lenders, (iv) the Pledge Agreement, dated as of November 8, 2012, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Pledge Agreement”) made by the Loan Parties in favor of the Agent, (v) the Intercompany Subordination Agreement, dated as of November 8, 2012, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Intercompany Subordination Agreement”) among the Loan Parties and the Agent for the benefit of the Lenders, (vi)  (a) Patent, Trademark and Copyright Security Agreement, dated as of November 8, 2012, as the same may be amended, restated, supplemented or otherwise modified from time to time  among the Loan Parties party thereto and the Agent for the benefit of the Lenders, (b) Patent, Trademark and Copyright Security Agreement, dated as of April 26, 2013, as the same may be amended, restated, supplemented or otherwise modified from time to time among Lucas-Milhaupt Warwick LLC, OMG Roofing, Inc., and the Agent for the benefit of the Lenders, (c) Patent, Trademark and Copyright Security Agreement, dated as of November 21, 2013, as the same may be amended, restated, supplemented or otherwise modified from time to time among PAM Fastening Technology, Inc. and Agent for the benefit of the Lenders, and (d) Patent, Trademark and Copyright Security Agreement, dated as of May 15, 2014, as the same may be amended, restated, supplemented or otherwise modified from time to time among Handy & Harman Holding Corporation and Agent for the benefit of the Lenders (collectively, the “Patent, Trademark and Copyright Security Agreements”), (vii) the Global Intercompany Note dated November 8, 2012, by Loan Parties in favor of Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time, (viii) the Omnibus Ratification and Reaffirmation Agreement dated August 29, 2014, by and among Borrower, Guarantors, Lenders, and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Omnibus Reaffirmation”), and (ix) the other Loan Documents referred to in the Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time (collectively, the “Loan Documents”).

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein.

New Guarantor hereby becomes a Guarantor under the terms of the Credit Agreement and in consideration of the value of the synergistic and other benefits received by New Guarantor as a result of being or becoming affiliated with the Borrower and the Guarantors, New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of, a “Loan Party” and a “Guarantor,” jointly and severally under the Credit Agreement, a “Guarantor,” jointly and severally with the existing Guarantors under the Guaranty, a “Company” jointly and severally under the Intercompany Subordination Agreement, a “Debtor” jointly and severally under the Security Agreement, a “Pledgor” jointly and severally under the Pledge Agreement and the Patent, Trademark and Copyright Security Agreements and a Loan Party or Guarantor, as the case may be, under each of the other Loan Documents to which the Loan Parties or Guarantors are a party; and, New Guarantor hereby agrees that from the date hereof and so long as any Loan or any Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes, the expiration of all Letters of Credit, and the performance of all other obligations of the Loan Parties under the Loan Documents, New Guarantor  shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, Guaranty, Security Agreement, Pledge Agreement, Intercompany Subordination Agreement, Patent, Trademark and Copyright Security Agreements, Omnibus Reaffirmation, and each of the other Loan Documents jointly and severally with the existing parties thereto.  Without limiting the generality of the foregoing, New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth  in Section 6 of the Credit Agreement shall be true and correct as to New Guarantor on and as of the date hereof (A) in the case of  such representations and warranties qualified by materiality, in all respects and (B) in the case of  such other representations and warranties, in all material respects, and (ii) New Guarantor has heretofore received a true and correct copy of the Credit Agreement, Guaranty, Security Agreement, Pledge Agreement, Intercompany Subordination Agreement, Patent, Trademark and Copyright Security Agreements, Omnibus Reaffirmatino, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Secured Parties the Credit Agreement, Guaranty, Security Agreement, Pledge Agreement, Intercompany Subordination Agreement, Patent, Trademark and Copyright Security Agreements, Omnibus Reaffirmation, and each of the other Loan Documents given by the Guarantors to the Agent and any of the other Secured Parties.

New Guarantor is simultaneously delivering to the Agent the documents, together with this Guarantor Joinder and Assumption Agreement, required under Sections Section 7 [Conditions of Lending and Issuance of Letters of Credit] and 8.1.11 [Additional Guaranties and Collateral].

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement and the other Loan Documents.

New Guarantor acknowledges and agrees that a facsimile or electronic (i.e., “pdf” or “tif” format) transmission to the Agent or any other Secured Party of signature pages hereof purporting to be signed on behalf of New Guarantor shall constitute effective and binding execution and delivery hereof by New Guarantor and shall be effective as delivery of a manually executed counterpart of this Guarantor Joinder and Assumption Agreement.

NEW GUARANTOR SHALL CAUSE BORROWER TO PROVIDE SUCH ADDITIONAL DOCUMENTS AS REQUIRED BY SECTION 8.1.11 OF THE CREDIT AGREEMENT.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Secured Parties, as of the date and year first above written with the intention that this Guarantor Joinder and Assumption Agreement constitute a sealed instrument.

ATTEST:	HNH GROUP ACQUISITION LLC

Name:	By:
Title:	Name:
Title:

HNH ACQUISITION LLC

Name:
Title:

By:
Name:
Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name: Kirk M. Mader
Title: Senior Vice President

[SIGNATURE PAGE 1 OF 1 OF GUARANTOR JOINDER AND ASSUMPTION AGREEMENT]

Exhibit B

Amended and Restated Schedules

Schedule 6.1.1
Qualifications to do Business

Entity	Jurisdiction of Organization	Foreign States of Qualification
Handy & Harman	New York	CA, CT, IL, MA, MI, NJ, OH, RI
HandyTube Corporation	Delaware	None.
460 West Main Street Holding Corporation	Delaware	OH, PA
East 74th Street Holdings Inc.	Oklahoma	None.
Handy & Harman Electronic Materials Corporation	Florida	NJ, RI
Handy & Harman Tube Company, Inc.	Delaware	NJ, PA
Indiana Tube Corporation	Delaware	IN, TX
Lucas-Milhaupt, Inc.	Wisconsin	None
Micro-Tube Fabricators, Inc.	Delaware	NJ, PA
OMG, Inc	Delaware	CT, MA, NV, NY
OMG Roofing, Inc.	Delaware	NC, MA, IL
OMNI Technologies Corporation of Danville	New Hampshire	None
OCMUS Inc.	Indiana	None
Handy & Harman of Canada, Limited	Ontario, Canada	None
Daniel Radiator Corporation	Texas	CT, NY, OH, PA
Handy & Harman Automotive Group, Inc.	Delaware	None.
Handy & Harman International, Ltd.	Delaware	None
Pal-Rath Realty, Inc.	Delaware	None
Atlantic Service Company, Limited	Ontario, Canada	None
Lucas-Milhaupt Warwick, LLC	Delaware	RI, TN, TX
Bairnco LLC	Delaware	CA, FL, NJ, OH
Kasco LLC	Delaware	AL, AR, AZ, CA, CO, CT, DC, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, MI, MN, MO, MS, MT, NC, ND, NE, NH, NJ, NM, NY, OH, OK, OR, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY
Handy & Harman Holding Corporation	Delaware	CA, CT, TX
PAM Fastening Technology, Inc.	North Carolina	None
Kasco Mexico LLC	Delaware	None
Handy & Harman Group Ltd.	Delaware	None
20 Grant Street Nominee Trust	Massachusetts	None
The 7 Orne Street Trust	Massachusetts	None
The 28 Grant Street Nominee Trust	Massachusetts	None
HNH Acquisition LLC	Delaware	None
HNH Group Acquisition LLC	Delaware	None

Schedule 6.1.2
Subsidiaries

US Entities:

Name	Jurisdiction of Organization	Equity Interest
Atlantic Service Company, Limited	Canada	100% by Kasco LLC
Bairnco LLC	Delaware	100% by Handy & Harman Group Ltd.
460 West Main Street Holding Corporation	Delaware	100% by Handy & Harman
East 74th Street Holdings Inc.	Oklahoma	100% by Handy & Harman
Daniel Radiator Corporation	Texas	100% by Handy & Harman
Handy & Harman	New York	100% by Handy & Harman Group Ltd.
Handy & Harman Automotive Group, Inc.	Delaware	100% by Handy & Harman
Handy & Harman Electronic Materials Corporation	Florida	100% by Handy & Harman
Handy & Harman Group Ltd.	Delaware	100% by Handy & Harman Ltd.
Handy & Harman International, Ltd.	Delaware	100% by Handy & Harman
Handy & Harman Holding Corporation	Delaware	100% by Handy & Harman Group Ltd.
Handy & Harman of Canada, Limited	Ontario, Canada	100% by Handy & Harman
Handy & Harman Tube Company, Inc.	Delaware	100% by Handy & Harman
HandyTube Corporation	Delaware	100% by Handy & Harman
Indiana Tube Corporation	Delaware	100% by Handy & Harman
Kasco LLC	Delaware	100% by Bairnco LLC
Kasco Mexico LLC	Delaware	100% by Kasco LLC
Lucas-Milhaupt, Inc.	Wisconsin	100% by Handy & Harman
Lucas-Milhaupt Warwick LLC	Delaware	100% by Lucas-Milhaupt, Inc.
Micro-Tube Fabricators, Inc.	Delaware	100% by Handy & Harman
Ocmus Inc.	Indiana	100% by Handy & Harman
OMG Roofing, Inc.	Delaware	100% by OMG, Inc.
OMG, Inc.	Delaware	100% by Handy & Harman
Omni Technologies Corporation of Danville	New Hampshire	100% by Handy & Harman
Pal-Rath Realty, Inc.	Delaware	100% by Handy & Harman
PAM Fastening Technology, Inc.	North Carolina	100% by OMG, Inc.
20 Grant Street Nominee Trust	Massachusetts	100% by Handy & Harman Electronic Materials Corporation (Beneficiary)
28 Grant Street Nominee Trust	Massachusetts	100% by Handy & Harman Electronic Materials Corporation (Beneficiary)
7 Orne Street Nominee Trust	Massachusetts	100% by Handy & Harman Electronic Materials Corporation (Beneficiary)
HNH Acquisition LLC	Delaware	100% by Handy & Harman Group Ltd.
HNH Group Acquisition LLC	Delaware	100% by Handy & Harman Group Ltd.

Non-US / Canadian Entities:

Name	Jurisdiction of Organization	Equity Interest
Arlon India Private Limited	India	99.7% (997 shares) by Bairnco LLC 0.3% (3 shares) by three individual directors
Kasco Ensambly S.A. De CV	Mexico	100% by Kasco Mexico, LLC
Atlantic Service Company, (UK) Ltd.	United Kingdom	100% by Kasco LLC
Bertram & Graf, G.m.b.H.	Germany	100% by Kasco LLC
Indiana Tube Solutions de Mexico, S. De RL de CV	Mexico	99% by Indiana Tube Corporation 1% by Handy & Harman
Handy & Harman UK Holdings Limited	England & Wales	100% by Handy & Harman International, Ltd.
Handy & Harman (Europe) Limited	England & Wales	100% by Handy & Harman UK Holdings Limited
Rigby-Maryland (Stainless) Limited	England & Wales	100% by Handy & Harman (Europe) Limited
Handy & Harman Management Holdings (HK) Ltd.	Hong Kong	100% by Handy & Harman Netherlands, B.V.
Lucas-Milhaupt Gliwice Sp. z o.o.	Poland	100% by Handy & Harman Netherlands, B.V.
Lucas Milhaupt Riberac, S.A.	Riberac, France	100% by Handy & Harman Netherlands, B.V.
Lucas Milhaupt Hong Kong, Ltd.	Hong Kong	100% by Handy & Harman Management Holdings (HK) Ltd.
Lucas Milhaupt Brazing Materials (Suzhou) Co. Ltd.	Suzhou, China	100% by Lucas Milhaupt Hong Kong, Ltd.
Handy & Harman Netherlands, B.V.	Netherlands	100% by Handy & Harman International, Ltd.
H&H Ltd.	Bermuda	100% by Handy & Harman
Handy & Harman (Asia) S.A.	Panama	100% by Handy & Harman
Handy & Harman ELE (Asia) SND. BHD.	Malaysia	100% by Handy & Harman
Handy & Harman Manufacturing (Singapore) PTE. LTD.	Singapore	100% by Handy & Harman

Other Equity Interests:

Current Legal Entities Owned	Percent Pledged
Mizuno Handy & Harman Co., Ltd.	5% owned by Handy & Harman